UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 7, 2020

Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. FIELD COURT, SUITE 300, LAKE FOREST, illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value(1)	AKRXQ(1)	(1)

(1) On June 9, 2020, the NASDAQ Stock Market filed a Form 25 with the Securities and Exchange Commission to delist the common stock, no par value, of Akorn, Inc. (the “common stock”) from the NASDAQ Global Select Market. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, the common stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of Akorn’s common stock now occurs on the OTC Pink Market under the symbol “AKRXQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2020, Akorn, Inc. (the “Company”) issued a press release announcing financial results as of and for the quarter ended June 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report includes statements that may constitute “forward-looking statements,” including those regarding the effects of COVID-19, as well as the Company’s long-term business plan and outlook, financial performance, the voluntary cases under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) of Akorn, Inc. and its U.S. direct and indirect subsidiaries, the Company’s ability to continue operating in the ordinary course while the Chapter 11 cases are pending, and the Company's ability to complete the sale of some or all of its assets pursuant to Section 363 of the Bankruptcy Code (the “Sale”). When used in this report, the words “will,” “expect,” “continue,” “believe,” “seek,” “anticipate,” “estimate,” “intend,” “could,” “would,” “strives” and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the Company’s ability to consummate the Sale; (ii) potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; (iii) the Company’s ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 cases; (iv) objections that could protract the Chapter 11 Cases; (v) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (vi) the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; (vii) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 cases; (viii) the effects of the Chapter 11 cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; (ix) the Court’s rulings on the outcome of the Chapter 11 cases generally; (x) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 cases; (xi) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate the Sale or an alternative transaction; (xii) increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; (xiii) other litigation and inherent risks involved in a bankruptcy process; and (xiv) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as filed with the SEC on February 26, 2020), Part II, Item 1A, “Risk Factors,” of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2020 (as filed with the SEC on May 11, 2020) and June 30, 2020 (as filed with the SEC on August 7, 2020) and other risk factors identified from time to time in the Company’s filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 7, 2020, entitled “Akorn Provides Second Quarter 2020 Results.”

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: August 7, 2020	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer